Accumulated Other Comprehensive Loss	12 Months Ended
Sep. 30, 2013
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Loss

20.    Accumulated Other Comprehensive Loss

        The components of accumulated other comprehensive loss, net of income taxes, as of September 30, 2013 and 2012 are as follows:

	2013	2012
Cumulative foreign currency translation adjustments	$2,231	$2,911
Change in fair value of swaps	(15,813)	(21,505)

Total	$(13,582)	$(18,594)

        The change in the cumulative foreign currency translation adjustment primarily relates to our investment in our European subsidiaries and fluctuations in exchange rates between their local functional currencies and the U.S. dollar.

        During the fiscal years ended September 30, 2013, 2012 and 2011 we recorded an (increase) decrease in our deferred tax liability relating to other comprehensive income (loss) incurred during the year of ($240), $2,136 and $9,142, respectively.